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                                                                   EXHIBIT 10.30

                                                                    Draft 9/9/96

                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of ___________________ ______, 1996, by and between Synthetic Industries, Inc., a Delaware corporation (the "Company"), and Synthetic Industries L.P., a Delaware limited partnership (the "Partnership").

         This Agreement is made in connection with the proposed public offering (the "Offering") of up to 3,910,000 shares of Common Stock (as defined below). In connection with the Offering, the Company has agreed to provide the Partnership with the registration rights set forth in this Agreement.

         In consideration of the foregoing, the parties hereto agree as follows:

SECTION  1.      Certain Definitions:

         "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, either directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Common Stock" shall mean the common stock of the Company, $1.00 par value per share.

         "Eligible Common Stock" shall mean the shares of Common Stock held by the Partnership and its Affiliates (excluding the Company and its subsidiaries) and any transferee, assignee or successor of the Partnership or any of its Affiliates on the date of determination.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         "Person" shall mean any individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of the Common Stock covered by the Registration Statement, and by all other amendments and supplements to such Prospectus, including posteffective amendments, and in each case including all materials incorporated by reference therein.




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         "Registration Statement" shall mean any registration statement of the
Company on an appropriate form under the Securities Act (other than any registration statement with respect to equity securities filed on a Form S-4 or S-8 or any other forms prescribed for the same or similar purposes) and all amendments and supplements to such registration statement, including posteffective amendments, in each case including the Prospectus contained therein, all material incorporated by reference therein and all exhibits thereto.

         "Requisite Common Stock" shall mean shares of Eligible Common Stock aggregating at least 5% of the Company's issued and outstanding Common Stock at the date hereof.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         "underwritten registration" or "underwritten offering" shall mean an offering of the Common Stock pursuant to a Registration Statement in which the Common Stock of the Company is sold to an underwriter in a firm commitment underwriting for reoffering to the public.

SECTION  2.      Common Stock Subject to Registration Rights.

         All Eligible Common Stock will cease to be Eligible Common Stock when
(i) a Registration Statement covering such Eligible Common Stock has been declared effective by the SEC and such Eligible Common Stock has been disposed of pursuant to such effective Registration Statement, (ii) it is distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) it has otherwise been transferred and it may be resold by such transferee without subsequent registration under the Securities Act and without restriction under Rule 144, or (iv) at all times after the Partnership ceases to be the beneficial holder of at least 10% of the then issued and outstanding Common Stock.

SECTION  3.      Registration Rights.

                 a.    Demand Registration.

                       i. At any time after the date hereof, the Partnership shall have the right to make written requests (each, a "Demand") on the Company to cause the Company to make reasonable efforts to effect a Registration Statement on Form S-1 or any other appropriate form under the Securities Act with respect to the Requisite Common Stock;
       provided, that the Company has not filed a Registration Statement with respect to an underwritten offering of the Common Stock within six months of the date of a Demand.

                       ii. Each Demand will set forth the number of shares of Eligible Common Stock proposed to be sold by the Partnership and the intended method of distribution of such




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       shares.  The Partnership may make one Demand per year with respect to
       Requisite Common Stock.

                       iii. If any offering or sale of Common Stock by the Partnership pursuant to a Registration Statement is not consummated due to any failure by the Company to perform its obligations under this Agreement, the Demand with respect to which such Registration
       Statement was filed shall not be included among the Demands contemplated by Section 3(a)(ii) above.

                 b. Piggyback Registration. i. In the event the Company proposes to file a Registration Statement with respect to its Common Stock, it will give written notice to the Partnership of the Company's intention to do so and, upon the written request of the Partnership given within 20 days after receipt of such notice, the Company will make reasonable efforts to effect the registration of the Eligible Common Stock of the Partnership (the "Piggyback Securities") which it shall have been so requested to register by including such Piggyback Securities in the Registration Statement ("Piggyback Registration Rights"). Piggyback Securities are to be included in the Registration Statement on the same terms and conditions as the shares of Common Stock of the Company otherwise being sold through underwriters under such Registration Statement; provided, however, that if the managing underwriter or underwriter of any proposed underwritten offering determines and advises the Company in writing that the inclusion in the Registration Statement of all Piggyback Securities proposed to be included would adversely affect the success of the proposed underwritten offering, then the number of Piggyback Securities to be included in the underwritten offering shall be either (i) reduced pro rata with any other Person in addition to the Partnership with Piggyback Registration Rights in connection with the Registration Statement to the amount recommended by such managing underwriter or underwriters or (ii) if recommended by such managing underwriter or underwriters, excluded from the Registration Statement entirely. The rights set forth in this
       Section 3(b) shall be exercisable in connection with any Registration Statement covering Common Stock, other than the Registration Statement on Form S-1, File No. 333-09377, filed with the SEC on August 1, 1996, as amended by Amendment No. 1 filed September _____, 1996, occurring after the date hereof.

                       ii. In connection with any offering by the Company to which the Partnership has Piggyback Registration Rights, (i) the Company, in its sole discretion, shall determine (A) whether to initiate, proceed with or terminate such registration, (B) the pricing (including underwriting discounts and commissions) for such offering and
       (C) the timing of such offering and (ii) the Partnership participating in such offering shall agree to sell at least the Requisite Common Stock. The Company may withdraw any Registration Statement and abandon any proposed sale of Common Stock without the consent of the Partnership, notwithstanding the request of the Partnership to participate therein in accordance with this Agreement, if the Company determines in its sole discretion that such action is in the best interests of the Company and its stockholders.




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SECTION  4.      Holdback Agreements.

                 a. The Partnership agrees, if it is the beneficial owner of at least 25% of the outstanding Common Stock and is requested by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in the Registration Statement, during the 15 day period prior to, and during the 90 day period beginning on, the effective date of such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act, to the extent timely notified in writing by the Company or the managing underwriters.

                 b. The Company agrees (i) if requested by the Partnership not to effect a public or private sale or distribution of its Common Stock, or any securities convertible into or exchangeable for such securities (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or a subsidiary thereof or the acquisition by the Company or a subsidiary thereof of the capital stock or substantially all of the assets of any other Person) during the 15 day period prior to, and during the 90 day period beginning on, the effective date of any Registration Statement filed pursuant to Section 3 hereof and (ii) that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed Common Stock or securities convertible into or exchangeable for Common Stock shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the 30 day period prior to, and during the 180 day period beginning on, the effective date of any Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except pursuant to a Registration Statement); provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities and grants of options not exercisable during such periods pursuant to stock option plans of the Company.

SECTION  5.      Registration Procedures.

         In connection with the Company's registration obligations pursuant to
Section 3 hereof, the Company will make reasonable efforts to effect the registration of the Eligible Common Stock in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall:

                 a. prepare and file with the SEC, as soon as practicable, a Registration Statement relating to the appropriate form under the Securities Act, which form shall be available for the sale of the Eligible Common Stock in accordance with the intended method or methods of distribution thereof and shall include all financial statements and other information required by the SEC to be filed therewith, and make reasonable efforts to cause such Registration Statement to become effective;

                 b. prepare and file with the SEC such amendments to the Registration Statement as may be necessary to keep the Registration Statement effective until the distribution of the Eligible



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Common Stock under the Registration Statement is complete (which period shall not exceed 180 days from the date the Registration Statement is declared effective); cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                 c. notify the Partnership and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when the Registration Statement has become effective and when any posteffective amendment or supplements thereto become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for the purpose,
(iii) if between the effective date of the Registration Statement and the closing of the sale of the securities covered thereby, the representations and warranties of the Company contemplated by paragraph 5(m) below cease to be true and correct, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Eligible Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of the happening of any event which makes any statement made in the Registration Statement or the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement or the Prospectus or any document incorporated therein by reference to make the statements therein not misleading;

                 d. make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

                 e. as promptly as practicable prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement), provide copies of such document to the Partnership and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as the Partnership or underwriters may reasonably request;

                 f. upon request, furnish to each managing underwriter, if any, and the Partnership, without charge, at least one signed copy of the Registration Statement and any posteffective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                 g. deliver to the Partnership and each underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as the Partnership may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Partnership and the underwriters, if any, in connection with the offering and sale of the Eligible Common Stock covered by the Prospectus or any amendment or supplement thereto;





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                 h.    prior to any public offering of Eligible Common Stock,
make reasonable efforts to register or qualify or cooperate with the Partnership, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Eligible Common Stock for offer and sale under the securities or blue sky laws of such jurisdictions as the Partnership or any underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the underwriters or the Partnership, as the case may be, to consummate the disposition in such jurisdictions of the Eligible Common Stock covered by the Registration Statement; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified;
(ii) subject itself to taxation in any such jurisdiction; or (iii) take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

                 i. cooperate with the Partnership and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Eligible Common Stock to be sold and not bearing any restrictive legends; and enable such Eligible Common Stock to be in such denominations and registered in such names as the managing underwriters or the Partnership, as the case may be, may request at least two business days prior to any sale of the Eligible Common Stock;

                 j. as promptly as practicable following the occurrence of any event contemplated by paragraph 5(c)(v) above, make reasonable efforts to prepare a supplement or posteffective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Eligible Common Stock, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 k. make reasonable efforts to cause all the Eligible Common Stock covered by the Registration Statement to be listed on each securities exchange or automated quotation system, if any, on which similar securities issued by the Company are then listed if requested by the Partnership or by the managing underwriters, if any;

                 l. provide a CUSIP number for all Eligible Common Stock, not later than the effective date of the applicable Registration Statement;

                 m. if requested by the Partnership, enter into an underwriting agreement with an underwriter or underwriters providing for the sale of such Eligible Common Stock in an underwritten offering which shall be customary in form, substance and scope and shall contain customary requirements for representations, warranties, covenants and opinions of counsel; and make reasonable efforts to obtain any customary opinions of counsel or customary accountants' "cold comfort" letters referred to in such underwriting agreement, and enter into such other customary agreements and take all such other reasonable actions in connection therewith to expedite or facilitate the disposition of Eligible Common Stock as contemplated by such agreements;





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                 n.    make available for inspection by a representative of
the Partnership and any underwriter, if any, participating in any disposition pursuant to the Registration Statement, and any attorney or accountant retained by the Partnership or an underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order; provided, further, if such representative, underwriter, counsel or accountant is ordered to disclose any of such records, documents or information, such representative, underwriter, counsel or accountant will provide the Company with prompt written notice of such requirement so that the Company at its expense may seek a protective order or other appropriate remedy and/or waive compliance with this agreement. In the event that such protective order or other remedy is not obtained, or that the Company waives compliance with the provisions hereof, such representative, underwriter, counsel or accountant agrees to furnish only that portion of such records, documents or information which such representative, underwriter, counsel or accountant is legally required to disclose in the opinion of the special counsel or counsel representing such representative, underwriter or accountant;

                 o. otherwise make reasonable efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Eligible Common Stock is sold to underwriters in an underwritten offering, which statements shall cover said 12-month period; and

                 p. make reasonable efforts to obtain any customary opinions of counsel or customary accountants' "cold comfort" letters that might be required by the Partnership in connection with any registration of Eligible Common Stock in a Registration Statement and enter into such customary agreements and take all such other reasonable actions in connection with such registration to expedite or facilitate the disposition of the Eligible Common Stock as contemplated by the Registration Statement.

         The Company may require the Partnership (i) to furnish to the Company such information regarding the distribution of the Eligible Common Stock as the Company may from time to time reasonably request in writing and (ii) to enter into an underwriting agreement in the form contemplated by Section 5(m).

         The Partnership agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(v) hereof, the Partnership will forthwith discontinue the offering and disposition of Eligible Common Stock until the Partnership's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated





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by reference in the Prospectus, and, if so directed by the Company, the
Partnership will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Partnership's possession, of the Prospectus covering such Eligible Common Stock current at the time of receipt of such notice. In the event the Company shall give any such notice to suspend the offering and disposition of the Eligible Common Stock, the time periods regarding the maintenance of the applicable Registration Statement shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(c)(v) hereof to and including the date when the Partnership shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or the Advice.

         Notwithstanding the foregoing, the Company may delay the filing of any Registration Statement, any amendment thereof or any supplement to the related Prospectus, and may withhold efforts to cause any Registration Statement to become effective, if the Company determines in good faith that such registration would (1) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (2) involve initial or continuing disclosure obligations not otherwise required by law or the rules and regulations of the SEC that would not be in the best interest of the Company's stockholders.

SECTION  6.      Registration Expenses.

         All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation SEC registration and filing fees, fees with respect to filings required to be made with the National Association of Securities Dealers, Inc., fees and expenses in compliance with state securities, or blue sky, laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Eligible Common Stock), printing expenses, and fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance) and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed in connection with the Demand Registration and Piggyback Registration will be borne by the Company whether or not any such Registration Statement becomes effective, provided that all underwriting discounts and selling commissions applicable to the sale of the Eligible Common Stock and all other expenses of the Partnership incurred in connection with the distribution of Eligible Common Stock (including all salaries of their officers and employees, all fees and expenses of the Partnership's auditors, consultants, advisors, attorneys, special experts and other Persons, all fees, discounts, commissions and other consideration paid or incurred by or for any of such holders and all relevant taxes, including transfer taxes) will be borne by the Partnership.





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SECTION  7.      Indemnification; Contribution.

                 a. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Person who participates as an underwriter (any such Person being an "Underwriter"), the Partnership and each Person, if any, who controls the Partnership or any Underwriter within the meaning of the Securities Act as follows: (i) against any and all loss, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Eligible Common Stock was registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including, subject to the provisions of subsection
(c), fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or alleged omission in a Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to such Prospectus and the Partnership or the Underwriter, as the case may be, thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale by the Partnership or the Underwriter, as the case may be, of the Eligible Common Stock to the Person asserting such loss, claim, damage, liability or expense if the Company had furnished the Partnership or the Underwriter, as the case may be, within a reasonable period of time prior to such sale with the number of copies of such amended or supplemented Prospectus requested by the Partnership or the Underwriter, as the case may be; and provided, further, that this indemnity agreement does not apply to the Partnership or any Underwriter with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Partnership or any Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).





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                 b.    Indemnification by the Partnership.  In connection with
the applicable Registration Statement, the Partnership will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with the Registration Statement or Prospectus and agrees to indemnify and hold harmless the Company and each Underwriter, if any, and each of their respective directors and officers (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any Underwriter within the meaning of the Securities Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Partnership expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).

                 c. Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this indemnity agreement. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume the defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.





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                 d.    Contribution.  If for any reason the indemnification
provided for in the preceding subsections (a) and (b) of this Section 7 is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by such preceding subsections, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided, that the Partnership shall not be required to contribute in any amount greater than the dollar amount of the proceeds received by the Partnership with respect to the sale of any Eligible Common Stock. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION  8.      Rule 144.

         The Company covenants that it will provide the information required pursuant to Rule 144(d)(4) under the Securities Act upon the request of the Partnership and it will take such further action as the Partnership may reasonably request, all to the extent required from time to time to enable the Partnership to sell its Eligible Common Stock without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time or any similar rules or regulations hereafter adopted by the SEC. Upon the request of the Partnership, the Company will deliver to the Partnership a written statement as to whether it has complied with such requirements.

SECTION  9.      Participation in Underwritten Registrations.

         The investment banker or investment bankers and manager or managers, if any, that will administer the registration of the Eligible Common Stock pursuant to a Demand will be selected by the Company; provided that such investment bankers and managers must be reasonably satisfactory to the Partnership.

         No person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 9 shall be construed to create any additional rights regarding the registration of Eligible Common Stock in any Person otherwise than as set forth herein.





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
SECTION  10.     Miscellaneous.

                 a. No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Partnership in this Agreement or otherwise conflicts with the provisions hereof.

                 b. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Partnership.

                 c. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                       i. if to the Partnership, initially at 309 Lafayette Road, Chickamauga, Georgia 30707, and thereafter at such other address, notice of which is given in accordance with this Section 10(c), with a copy to Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022, Attention: Michael G. Marks, Esq.

                       ii. if to the Company, initially at 309 Lafayette Road, Chickamauga, Georgia 30707 and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(c), with a copy to Watson & Dana, 106 East Withers Street, LaFayette, Georgia 30728, Attention: Joseph F. Dana, Esq.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to any air courier guaranteeing overnight delivery.

                 d. Assignment of Registration Rights. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for express assignment, subsequent holders of Eligible Common Stock. In the event that any transferee of the Partnership shall acquire Eligible Common Stock, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Eligible Common Stock shall be held subject to all of the terms of this Agreement, and by taking and holding such Eligible Common Stock such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Eligible Common Stock subject to all of the terms hereof.





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

                 e. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 f. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 g. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to such jurisdiction's conflicts of law provisions.

                 h. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                 i. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                 j. Confidentiality. The parties hereto agree, and will cause all Persons under their control to agree, to maintain the confidentiality of any material, non-public information with respect to the Company that they may obtain pursuant to the terms of this Agreement, and not to use, or permit the use of, such information for any improper purpose or in any manner that might be detrimental to the Company.

                 k. Termination. This Agreement and the respective obligations and agreements of the parties hereto, except as otherwise expressly provided herein, shall terminate on the date that the Partnership is no longer the beneficial owner of 10% or more of the outstanding Common Stock.





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

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                         SYNTHETIC INDUSTRIES, INC.


                                         By: ______________________________
                                              Name:      Leonard Chill
                                              Title:     President and
                                                         Chief Executive Officer

                                         SYNTHETIC INDUSTRIES L.P.

                                         By:   SI MANAGEMENT L.P.,
                                               General Partner

                                         By:   SYNTHETIC MANAGEMENT G.P.,
                                               General Partner

                                         By:   CHILL INVESTMENTS, INC.,
                                               Managing General Partner


                                               By: ____________________________
                                                   Name:    Leonard Chill
                                                   Title:   President





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